SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 1, 2005

Pacific Sunwear of California, Inc.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3450 East Miraloma Avenue, Anaheim, CA 92806-2101

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(714) 414-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Press Release Dated March 1, 2005
EXHIBIT 99.1

ITEM 2.02. Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 2, “Results of Operations and Financial Condition.” On March 1, 2005, Pacific Sunwear of California, Inc. announced results for its fourth quarter and fiscal year ended January 29, 2005. The full text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Sunwear of California, Inc.

Date: March 1, 2005	By:	/s/ GERALD M. CHANEY

	Name:	Gerald M. Chaney
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

     Exhibit 99.1        Press Release Dated March 1, 2005.